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                                                                      EXHIBIT 24
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CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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We consent to the incorporation by reference in the Registration Statement (Form
S-8, No. 33-8142) pertaining to the Stock Option Plan of Publishers Equipment Corporation and in the related Prospectus of our report dated March 14, 1997, with respect to the financial statements and schedules of Publishers Equipment Corporation included in this Annual Report (Form 10-KSB) for the year ended December 31, 1996.



                                                   ARTHUR ANDERSEN LLP

Tulsa, Oklahoma
March 14, 1997

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